STOCK RESTRICTION AGREEMENT

         AGREEMENT made as of the ___ day of ___________, 199__, between TRIMERIS, INC., a Delaware corporation (the "Company"), and ___________________ (the "Stockholder").

         For valuable consideration, receipt of which is acknowledged, the parties hereto agree as follows:

         1. Purchase of Shares. The Stockholder hereby subscribes for and, upon acceptance hereof, shall purchase, subject to the terms and conditions set forth in this Agreement, ____________ shares (the "Shares") of common stock, $0.001 par value, of the Company (the "Common Stock"), at a purchase price of $0.05 per share. The aggregate purchase price for the Shares shall be paid by the Stockholder by check payable to the order of the Company, promissory note in a form acceptable to the Company or such other method as may be acceptable to the Company. Upon receipt of payment by the Company for the Shares, the Company shall issue to the Stockholder one or more certificates in the name of the Stockholder for that number of Shares purchased by the Stockholder. The Stockholder agrees that the Shares shall be subject to the Purchase Option set forth in Section 2 of this Agreement and the restrictions on transfer set forth in Section 4 of this Agreement.

         2.       Purchase Option and Vesting.

                  (a) In the event that the Stockholder ceases to be employed on a full-time basis by the Company, for any reason or for no reason, with or without cause, the Company shall have the right and option (the "Purchase Option") to purchase from the Stockholder, for a sum of $0.05 per share (the "Option Price") up to that percentage of the Shares which is unvested at the time the Stockholder ceases to be employed on a full-time basis by the Company. The Shares shall vest at the rate of 2.08333% per month beginning on and after the first full calendar month of the Stockholder's continuous employment with the Company, measured from ____________.

                  (b) For purposes of this Agreement, employment by the Company shall include employment by a parent or subsidiary of the Company.

                  (c) Notwithstanding the provisions of Section 2(a) hereof, all of the unvested shares shall immediately vest upon the occurrence of an "Acceleration Event". An "Acceleration Event" shall be deemed to have occurred upon the merger or consolidation of the Company with or into another entity, the sale or other disposition of all or substantially all of its assets, the liquidation or dissolution of the Company or the direct or indirect sale or exchange by the stockholders of the Company of all or substantially all of the stock of the Company, and the stockholders of the Company prior to such transaction do not own a majority of the voting stock of the surviving entity after such transaction.

                  (d) For purposes hereof, the Stockholder's employment with the Company shall not be deemed to terminate if the Stockholder takes any military leave, sick leave, or other bona fide leave of absence approved by the Company of ninety (90) days or less. In the event of


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a leave in excess of ninety (90) days, the Stockholder's employment shall be deemed to terminate on the ninety-first (91st) day of the leave unless the Stockholder's right to reemployment with the Company remains guaranteed by statute or contract

         3.       Exercise of Purchase Option and Closing.

                  (a) The Company may exercise the Purchase Option by delivering or mailing to the Stockholder (or the Stockholder's estate), in accordance with
Section 14, written notice of exercise within 60 days after the termination of the Stockholder's employment by the Company. Such notice shall specify the number of Shares to be purchased. If and to the extent the Purchase Option is not so exercised within such 60-day period, the Purchase Option shall automatically expire and terminate effective upon the expiration of such 60-day period.

                  (b) Within 10 days after the Stockholder's receipt of the Company's notice of the exercise of the Purchase Option pursuant to Section 3(a) above, the Stockholder (or the Stockholder's estate) shall tender to the Company at its principal offices the certificate or certificates representing the Shares which the Company has elected to purchase, duly endorsed in blank by the Stockholder or with duly endorsed stock powers attached thereto, all in form suitable for the transfer of such Shares to the Company. Upon its receipt of such Shares, the Company shall deliver or mail to the Stockholder (or the Stockholder's estate) a check in the amount of the aggregate Option Price therefor.

                  (c) After the time at which any Shares are required to be delivered to the Company for transfer to the Company pursuant to Section 3(b) above, the Company shall not pay any dividend to the Stockholder on account of such Shares or permit the Stockholder to exercise any of the privileges or rights of a Stockholder with respect to such Shares, but shall, in so far as permitted by law, treat the Company as the owner of such Shares.

                  (d) The Option Price may be payable, at the option of the Company, in cancellation of all or a portion of any outstanding indebtedness of the Stockholder to the Company or in cash (by check) or both.

                  (e) The Company shall not purchase any fraction of a Share upon exercise of the Purchase Option, and any fraction of a Share resulting from a computation made pursuant to Section 2 of this Agreement shall be rounded to the nearest whole Share (with any one-half Share being rounded upward).

         4.       Restrictions on Transfer.

                  (a) Except as otherwise provided in Section 4(b) or 4(c) below, the Stockholder shall not sell, assign, transfer, pledge, hypothecate or otherwise dispose of, by operation of law or otherwise (collectively "transfer"), any of the Shares, or any interest therein.

                  (b) If, at any time or from time to time, the Stockholder proposes to transfer any Shares not then subject to the Purchase Option (the "Offered Shares"), the Stockholder shall first give written notice of the proposed transfer (the "Transfer Notice") to the Company. The Transfer Notice shall name the proposed transferee and state the number of Offered Shares to be



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transferred, the price per Offered Share and all other material terms and conditions of the proposed transfer. The Company shall have the option to purchase all, but not less than all, of the Offered Shares at the purchase price and upon the other terms and conditions specified in the Transfer Notice. The Company may accept the offer by notifying the Stockholder in writing, within 30 days after the date of its receipt of the Transfer Notice, of its acceptance. The closing of the purchase of Offered Shares pursuant to this Section 4(b) shall occur at the principal offices of the Company 15 days after receipt by the Stockholder of the Company's notice of acceptance. At the closing, the Stockholder shall tender to the Company the certificate or certificates representing the Offered Shares, duly endorsed in blank or with duly endorsed stock powers attached thereto, all in form suitable for the transfer of such Offered Shares, free and clear of all liens, encumbrances and restrictions (other than those imposed by the Company's Certificate of Incorporation or Bylaws or applicable laws) to the Company against delivery by the Company to the Stockholder of a check in the amount of the aggregate purchase price therefor, provided, that if the terms of the payment set forth in the Transfer Notice were other than cash against delivery, the Company may, at its option, pay for the Offered Shares on the same terms and conditions set forth in the Transfer Notice. Cancellation of any indebtedness of Stockholder to the Company shall be treated as payment to Stockholder in cash to the extent of the unpaid principal and any accrued interest cancelled. If the Company does not elect to acquire all of the Offered Shares, the Stockholder may transfer to the proposed transferee, within the 60-day period following the expiration of the rights granted to the Company pursuant to this Section 4(b), all, but not less than all, the Offered Shares, provided, that (i) such transfer shall not be on terms and conditions more favorable to the transferee than those contained in the Transfer Notice,
(ii) such transfer shall comply with all applicable state and federal securities laws, (iii) the Shares so transferred shall remain subject to this Agreement (including without limitation the restrictions on transfer set forth in this Section 4) and (iv) such transferee shall, as a condition to such transfer, deliver to the Company a written instrument confirming that such transferee shall be bound by all of the terms and conditions of this Agreement.

                  (c) Notwithstanding the foregoing, the Stockholder may transfer Shares (whether or not subject to the Purchase Option) to or for the benefit of any parent, spouse, child or grandchild, or to a trust or custodial account for his, her or their benefit, without first offering such Shares to the Company pursuant hereto, provided that (i) such transfer shall comply with all applicable state and federal securities laws, (ii) such Shares shall remain subject to this Agreement (including without limitation the Purchase Option, if then applicable, and the restrictions on transfer set forth in this Section 4), and (iii) such permitted transferee shall, as a condition to such transfer, deliver to the Company a written instrument confirming that such transferee shall be bound by all of the terms and conditions of this Agreement.

                  (d) Except as set forth in Section 4(c), the Stockholder may not transfer any Shares subject to the Purchase Option.

                  (e) The restrictions on transfer set forth in subsections 4(a), (b) and (c) shall remain in effect from the date hereof until the date on which the Company (or, in the event of a transaction to which Section 8(b) applies, an Acquiring Company) first becomes subject to the reporting requirements of Section 13 of the Securities and Exchange Act of 1934, as amended (provided, however, that if the Company first becomes subject to such reporting requirements in connection with the sale of the Company's Common Stock in a public offering registered under


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the Securities Act of 1933, as amended (the "Securities Act"), the date determined pursuant to this Section 4(e) shall be deemed to be the date of the closing of such sale.)

         5. Effect of Prohibited Transfer. The Company shall not be required (a) to transfer on its books any of the Shares which shall have been sold or transferred in violation of any of the provisions set forth in this Agreement, or (b) to treat as owner of such Shares or to pay dividends to any transferee to whom any such Shares shall have been so sold or transferred.

         6. Escrow. In order to facilitate any repurchase of the Shares by the Company under this Agreement and to insure shares subject to the Right of First Refusal will be available for repurchase, the Company may require the Stockholder to deposit the certificate or certificates evidencing the Shares with the Company or with an escrow agent designated by the Company under the terms and conditions of an escrow agreement approved by the Company. If the Company does not require such deposit as a condition of issuance of the Shares, the Company reserves the right at any time to require the Stockholder to so deposit the certificate or certificates. The Company shall bear the expenses of any escrow. The Stockholder agrees, upon request, to provide the Company with a stock power or other instrument of transfer, appropriately enclosed in blank.

         7. Investment Representations. The Stockholder represents, warrants and covenants as follows:

                  (a) The Stockholder is purchasing the Shares for the Stockholder's own account for investment only, and not with a view to, or for sale in connection with, any distribution of the Shares in violation of the Securities Act, or any rule or regulation under the Securities Act.

                  (b) The Stockholder has had such opportunity as the Stockholder has deemed adequate to obtain from representatives of the Company such information as is necessary to permit the Stockholder to evaluate the merits and risks of the Stockholder's investment in the Company.

                  (c) The Stockholder has sufficient experience in business, financial and investment matters to be able to evaluate the risks involved in the purchase of the Shares and to make an informed investment decision with respect to such purchase.

                  (d) The Stockholder can afford a complete loss of the value of the Shares and is able to bear the economic risk of holding such Shares for an indefinite period.

                  (e) The Stockholder understands that (i) the Shares have not been registered under the Securities Act or any applicable state securities laws and are "restricted securities" within the meaning of Rule 144 under the Securities Act, (ii) the Shares cannot be sold, transferred or otherwise disposed of unless they are subsequently registered under the Securities Act and any applicable state securities laws or an exemption from registration under federal and applicable state securities laws is then available; (iii) in any event, the exemption from registration under Rule 144 will not be available unless a public market then exists for the Common Stock, adequate information concerning the Company is then available to the public,



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and other terms and conditions of Rule 144 are complied with; and (iv) there is now no registration statement on file with the Securities and Exchange Commission or with any state securities commission with respect to any stock of the Company and the Company has no obligation or current intention to register the Shares under the Securities Act or under any applicable state securities laws.

         8. Restrictive Legends. All certificates representing Shares shall have affixed thereto a legend in substantially the following form, in addition to any other legends that may be required under federal or state securities laws:

                  THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER ANY STATE SECURITIES LAWS AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND UNDER ANY APPLICABLE STATE SECURITIES LAWS OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY TO THE EFFECT THAT SUCH REGISTRATION IS NOT REQUIRED.

                  THE SHARES OF STOCK REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON TRANSFER AND AN OPTION TO PURCHASE SET FORTH IN A CERTAIN STOCK RESTRICTION AGREEMENT BETWEEN THE COMPANY AND THE REGISTERED OWNER OF THIS CERTIFICATE (OR HIS PREDECESSOR IN INTEREST), AND SUCH AGREEMENT IS AVAILABLE FOR INSPECTION WITHOUT CHARGE AT THE OFFICE OF THE SECRETARY OF THE COMPANY.

                  THE SHARES REPRESENTED BY THIS CERTIFICATE, AND THE TRANSFER THEREOF, ARE SUBJECT TO THE PROVISIONS OF THE BYLAWS OF THE COMPANY, A COPY OF WHICH IS ON FILE IN, AND MAY BE EXAMINED AT, THE PRINCIPAL OFFICE OF THE COMPANY.

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         9.       Adjustments for Stock Splits, Stock Dividends, etc.

                  (a) If from time to time during the term of the Purchase Option there is any stock split-up, stock dividend, stock distribution or other reclassification of the Common Stock of the Company, any and all new, substituted or additional securities to which the Stockholder is entitled by reason of the Stockholder's ownership of the Shares shall be immediately subject to the Purchase Option, the restrictions on transfer and other provisions of this Agreement in the same manner and to the same extent as the Shares, and the Option Price shall be appropriately adjusted.

                  (b) If the Shares are converted into or exchanged for, or Stockholders of the Company receive by reason of any distribution in total or partial liquidation, securities of another Company (an "Acquiring Company"), or other property (including cash), pursuant to any merger of the Company or acquisition of its assets by an Acquiring Company, then the rights of the Company under this Agreement shall inure to the benefit of the Acquiring Company and this Agreement shall apply to the securities or other property received from the Acquiring Company upon such conversion, exchange or distribution in the same manner and to the same extent as the Shares.

         10. Initial Public Offering. Stockholder hereby agrees that in the event of an initial public offering of stock made by the Company under the Securities Act, the Stockholder shall not offer, sell, contract to sell, pledge, hypothecate, grant any option to purchase or make any short sale of, or otherwise dispose of any shares of stock of the Company (including the Shares) or any rights to acquire stock of the Company for such period of time as may be established by the underwriter for such initial public offering; provided, however, that such period of time shall not exceed one hundred eighty (180) days from the effective date of the registration statement to be filed in connection with such initial public offering. The foregoing limitation shall not apply to shares registered under the Securities Act.

         11.      Withholding Taxes.

                  (a) The Stockholder acknowledges and agrees that the Company has the right to deduct from payments of any kind otherwise due to the Stockholder any federal, state or local taxes of any kind required by law to be withheld with respect to the purchase of the Shares by the Stockholder.

                  (b) If the Stockholder elects, in accordance with Section 83(b) of the Internal Revenue Code of 1986, as amended, to recognize ordinary income in the year of acquisition of the Shares, the Company will require at the time of such election an additional payment for withholding tax purposes based on the difference, if any, between the purchase price for such Shares and the fair market value of such Shares as of the day immediately preceding the date of the purchase of such Shares by the Stockholder.

         12. Severability. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement, and each other provision of this Agreement shall be severable and enforceable to the extent permitted by law.

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

         13. Waiver. Any provision contained in this Agreement may be waived, either generally or in any particular instance, by the Board of Directors of the Company on behalf of the Company.

         14. Binding Effect. This Agreement shall be binding upon and inure to the benefit of the Company and the Stockholder and their respective heirs, executors, administrators, legal representatives, successors and assigns, subject to the restrictions on transfer set forth in Section 4 of this Agreement.

         15. No Rights to Employment. Nothing contained in this Agreement shall be construed as giving the Stockholder any right to be retained, in any position, by the Company, whether as an employee of or consultant to the Company or in any other capacity.

         16. Notice. All notices required or permitted hereunder shall be in writing and deemed effectively given upon personal delivery or upon deposit in the United States Post Office, by registered or certified mail, postage prepaid, addressed to the other party hereto at the address shown beneath the Stockholder's or the Company's respective signature to this Agreement, or at such other address or addresses as either party shall designate to the other in accordance with this Section 16.

         17. Pronouns. Whenever the context may require, any pronouns used in this Agreement shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns and pronouns shall include the plural, and vice versa.

         18. Entire Agreement. This Agreement constitutes the entire agreement between the parties, and supersedes all prior agreements and understandings, relating to the subject matter of this Agreement.

         19. Amendment. This Agreement may be amended or modified only by a written instrument executed by both the Company and the Stockholder.

         20. Governing Law. This Agreement shall be construed, interpreted and enforced in accordance with the laws of the State of North Carolina.

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         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

                                 TRIMERIS, INC.


                                 ___________________________________________
                                 By:      __________________________________
                                 Its:     __________________________________

                                 Address: 4727 University Drive, Suite 100
                                                   Durham, North Carolina  27707


                                 STOCKHOLDER:

                                 ___________________________________________
                                 Name:  ____________________________________

                                 Address: __________________________________
                                          __________________________________
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